                                                                   EXHIBIT 99.2


              AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                  (UNAUDITED)


The following unaudited pro forma condensed consolidated statements of income for the six months ended December 31, 1998 and for the year ended June 30, 1998 set forth below present the results of operations of ACS for such period and such year as if the following transactions had occurred at the beginning of such period: (i) the consummation of the acquisition of BRC Holdings, Inc. ("BRC"); and (ii) the four additional acquisitions completed during fiscal 1998 and the five acquisitions (excluding BRC) completed subsequent to July 1, 1998 (collectively, the "Other Acquisitions"). The unaudited pro forma condensed consolidated statement of income for the six months ended December 31, 1998 combines, with appropriate adjustments, ACS's unaudited consolidated statements of income for the six months ended December 31, 1998 with the unaudited consolidated statement of income of BRC and the Other Acquisitions for the same six month period to the extent they are not included in ACS's statements of income. The unaudited pro forma condensed consolidated statement of income for the year ended June 30, 1998 combines, with appropriate adjustments, ACS's audited consolidated statements of income for its fiscal year ended June 30, 1998 and the unaudited consolidated statement of income of BRC and the Other Acquisitions for the twelve months ended June 30, 1998 to the extent they are not included in ACS's consolidated statements of income. Certain reclassifications were made to conform the historical financial statements of BRC and the Other Acquisitions with ACS's historical financial statements.

The unaudited pro forma condensed consolidated statements of income have been prepared on the basis of preliminary assumptions and estimates. The pro forma adjustments represent ACS's preliminary determinations of these adjustments and are based on available information and certain assumptions ACS considers reasonable under the circumstances. Final amounts could differ from those set forth herein. The unaudited pro forma condensed consolidated statements of income may not be indicative of the results of operations that would have been achieved if the acquisition of BRC and the Other Acquisitions had been effected on the dates indicated or which may be achieved in the future. The unaudited pro forma condensed consolidated statements of income and notes thereto should be read in conjunction with ACS's "Selected Consolidated Financial Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the interim and annual consolidated statements of income of ACS, not included herein, and BRC, incorporated by reference herein.

              AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1998

                                  (Unaudited)
                    (In thousands, except per share amounts)


                                                                                Pro Forma
                                                                    ------------------------------------------------
                                                                        BRC                 BRC
                                                                    Acquisition           Divested            BRC
                                       ACS           BRC (A)        Adjustments         Operations(B)      Subtotal
                                   -----------     -----------      -----------         -------------    -----------
Revenues                           $   754,990     $    54,540      $        --         $    (5,690)     $    48,850

Operating expenses
  Wages and benefits                   319,152          27,557             (925)  (C)        (4,171)          22,461
  Services and supplies                234,951          13,791             (516)  (C)        (1,731)          11,544
  Rent, lease
    and maintenance                     87,895           4,123             (151)  (C)          (357)           3,615
  Depreciation and
    amortization                        31,347           3,105             (227)  (D)          (235)           2,643
  Other operating
    expenses                             8,735             612               --                 275              887
                                   -----------     -----------      -----------         -----------      -----------
       Total operating
         expenses                      682,080          49,188           (1,819)             (6,219)          41,150
                                   -----------     -----------      -----------         -----------      -----------
  Operating income                      72,910           5,352            1,819                 529            7,700

Other non-operating
    (income) expense, net                6,004          (3,282)           7,134  (E)             32            3,884
                                   -----------     -----------      -----------         -----------      -----------
  Pretax profit from
    continuing operations               66,906           8,634           (5,315)                497            3,816

Income tax expense                      27,272           3,419           (1,364) (F)            199            2,254
                                   -----------     -----------      -----------         -----------      -----------
  Income from continuing
    operations                     $    39,634     $     5,215      $    (3,951)        $       298      $     1,562
                                   ===========     ===========      ===========         ===========      ===========

Earnings common share:
    Basic                          $      0.82
    Diluted                        $      0.77

Shares used in computing
  earnings per common
   shares:
    Basic                               48,488              --               --                  --               --
    Diluted                             55,304              --               --                  --               --




                                                                  Pro Forma
                                                    ---------------------------------
                                                        Other
                                      Other         Acquisitions
                                   Acquisitions(G)  Adjustments(H)         Combined
                                   ---------------  --------------      ------------
Revenues                           $     16,382     $     (1,369)        $    818,853

Operating expenses
  Wages and benefits                      5,522             (151)             346,984
  Services and supplies                   5,578           (1,401)             250,672
  Rent, lease
    and maintenance                         699               --               92,209
  Depreciation and
    amortization                            429              435               34,854
  Other operating
    expenses                              1,074               (5)              10,691
                                   ------------     ------------        -------------
       Total operating
         expenses                        13,302           (1,122)             735,410
                                   ------------     ------------        -------------
  Operating income                        3,080             (247)              83,443


Other non-operating
    (income) expense, net                    --              179               10,067
                                   ------------     ------------        -------------
  Pretax profit from
    continuing operations                 3,080             (426)              73,376

Income tax expense                        1,217             (166)              30,577
                                   ------------     ------------        -------------
  Income from continuing
    operations                     $      1,863     $       (260)        $     42,799
                                   ============     ==============       ============

Earnings common share:
    Basic                                                                $       0.88
    Diluted                                                              $       0.83

Shares used in computing
  earnings per common
   shares:
    Basic                                    --              273  (I)          48,761
    Diluted                                  --              273  (I)          55,577

              AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1998


(A) Information obtained from the unaudited financial statements of BRC for the six months ended December 31, 1998 to the extent they are not included in ACS's results of operations.

(B) Reflects an adjustment to eliminate operating results for certain businesses of BRC which ACS has determined are to be either divested or shut down after consummation of the merger. The operating results for these businesses are included in BRC's historical financial information noted in (A) above.

(C) Reflects employee terminations (i.e., salary and related expenses of general and administration personnel) and elimination of redundant public company and facility costs to be effected immediately after consummation of the acquisition.

(D) Reflects additional amortization expense of approximately $2.0 million resulting from the allocation of the excess cost of the acquisition to software, non-compete agreements and goodwill, offset by a reduction in depreciation and amortization expense of approximately $2.2 million as a result of recording BRC's fixed assets at their respective fair values based upon an independent appraisal.

(E) Reflects interest expense for the financing of the transaction based upon the terms of ACS's increase in its revolving line of credit.

(F) Reflects the income tax effect for the pro forma adjustments at the statutory tax rate adjusted for the impact of non-deductible goodwill amortization.

(G) Other Acquisitions reflects the aggregate historical results of operations for three acquisitions made by ACS during the period from July 1, 1998 through December 31,1998 (excluding BRC). Two other acquisitions made by ACS during the period from July 1, 1998 through December 31, 1998 were effective July 1, 1998 and are therefore included in ACS's unaudited consolidated results of operations for the six months ended December 31, 1998.

(H) Reflects the aggregate pro forma adjustments from the three acquisitions made by the Company during the period noted in (G) above. Such adjustments represent primarily: (i) decreases to revenue to conform revenue recognition policies of an acquired company to those of the Company, (ii) net decreases to expenses upon the consolidation of the acquired business operations, including the elimination of costs associated with the prior owners and overhead allocations by the prior owners which would not be reflective of the ongoing operations of the acquired operations, (iii) the net decrease to depreciation and amortization expense from the allocation of the purchase price of each acquisition to the assets and liabilities of the business acquired, (iv) the increase to amortization expense resulting from the allocation of the excess cost of the acquisition to customer contracts, software and goodwill after recording the fair value of the assets acquired and the liabilities assumed, (v) the net increase to interest expense reflecting the financing of the transactions, (vi) the related tax effect of the pro forma adjustments at the statutory tax rates adjusted for the impact of non-deductible goodwill amortization, and (vii) the elimination of sales between ACS and the acquired businesses during the period presented.

(I) Reflects an adjustment to the shares used in computing earnings per common share issued in connection with the purchase of Other Acquisitions as if the issuance had occurred at the beginning of the period.

              AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE FISCAL YEAR ENDED JUNE 30, 1998

                                  (Unaudited)
                    (In thousands, except per share amounts)


                                                                 Pro Forma                                        Pro Forma
                                                  --------------------------------------                   -----------------------
                                                       BRC           BRC                                      Other
                                                  Acquisition     Divested         BRC         Other       Acquisitions
                              ACS        BRC(A)   Adjustments   Operations(B)   Subtotal  Acquisitions(G)  Adjustments(H)  Combined
                          -----------  ---------  -----------   -------------   --------  ---------------  --------------  ---------

Revenues                  $1,189,123  $ 113,723   $   --        $ (17,769)     $ 95,954    $ 157,194         $ (2,400)    $1,439,871

Operating expenses

   Wages and benefits        504,284     60,871     (2,221)(C)    (10,498)       48,152       84,253             (974)       635,715
   Services and supplies     364,285     25,287     (1,238)(C)     (5,503)       18,546       42,792           (4,076)       421,547
   Rent, lease and
      maintenance            150,253      8,844       (362)(C)       (827)        7,655        7,205               (2)       165,111
   Depreciation and
      amortization            47,475      8,135       (933)(D)       (860)        6,342        5,490            1,386         60,693
   Merger costs               12,974        --         --             --            --           --               --          12,974
   Other operating
      expenses                11,533      2,707        --          (1,305)        1,402        3,600               (5)        16,530
                          ----------  ---------   --------      ---------      --------    ---------         --------     ----------
      Total operating
         expenses          1,090,804    105,844     (4,754)       (18,993)       82,097      143,340           (3,671)     1,312,570
                          ----------  ---------   --------      ---------      --------    ---------         --------     ----------
   Operating Income           98,319      7,879      4,754          1,224        13,857       13,854            1,271        127,301

Other non-operating
   (income)
   expense, net                4,227       (873)    17,741(E)        (241)       16,627          615            4,755         26,224
                          ----------  ---------   --------      ---------      --------    ---------         --------     ----------
   Pretax profit from
      continuing
      operations              94,092      8,752    (12,987)         1,465        (2,770)      13,239           (3,484)       101,077

Income tax expense            39,670      5,177     (3,090)(F)        579         2,666        5,783           (1,276)        46,843
                          ----------  ---------   --------      ---------      --------    ---------         --------     ----------
   Income from
      continuing
      operations          $   54,422  $   3,575   $ (9,897)     $     886      $ (5,436)   $   7,456         $ (2,208)    $   54,234
                          ==========  =========   ========      =========      ========    =========         ========     ==========

Earnings per common
   share:
   Basic                  $     1.14                                                                                      $     1.13
   Diluted                $     1.11                                                                                      $     1.10

Shares used in
   computing earnings
   per common share:
   Basic                      47,599         --        --             --            --           --               314(I)      47,913
   Diluted                    50,487         --        --             --            --           --               314(I)      50,801

              AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                    INCOME FOR THE YEAR ENDED JUNE 30, 1998

(A) Information obtained from the unaudited financial statements of BRC for the twelve months ended June 30, 1998. In December 1997, BRC recognized a $5.8 million charge to other non-operating income related to the impairment of goodwill and other intangible assets of BRC's payor services healthcare business unit in accordance with Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of."

(B) Reflects an adjustment to eliminate operating results for certain businesses of BRC which ACS has determined are to be either divested or shut down after consummation of the merger. The operating results for these businesses are included in BRC's historical financial information noted in (A) above.

(C) Reflects employee terminations (i.e., salary and related expenses of general and administrative personnel) and elimination of redundant public company and facility costs to be effected immediately after consummation of the acquisition.

(D) Reflects additional amortization expense of approximately $4.8 million resulting from the allocation of the excess cost of the acquisition to software, non-compete agreements and goodwill, offset by a reduction in depreciation and amortization expense of approximately $5.7 million as a result of recording BRC's fixed assets at their respective fair values based upon an independent appraisal.

(E) Reflects interest expense for the financing of the transaction based upon the terms of ACS's increase in its revolving line of credit.

(F) Reflects the income tax effect for the pro forma adjustments at the statutory tax rate adjusted for the impact of non-deductible goodwill amortization.

(G) Other Acquisitions reflects the aggregate historical results of operations for the nine acquisitions made by ACS during the period from July 1, 1997 through December 31, 1998 (excluding BRC).

(H) Reflects the aggregate pro forma adjustments from the nine acquisitions made by ACS during the period noted in (G) above. Such adjustments represent primarily: (i) decreases to revenue to conform revenue recognition policies to those of the Company, (ii) net decreases to expenses upon the consolidation of the acquired business' operations, including the elimination of costs associated with the prior owners and overhead allocations by the prior owners which would not be reflective of the ongoing operations of the acquired operations, (iii) the net decrease to depreciation and amortization expense from the allocation of the purchase price of each acquisition to the assets and liabilities of the businesses acquired, (iv) the increase to amortization expense resulting from the allocation of the excess cost of the acquisition to customer contracts, software and goodwill after recording the fair value of the assets acquired and the liabilities assumed, (v) the net increase to interest expense reflecting the financing of the transactions, (vi) the related tax effect of the pro forma adjustments at the statutory tax rates adjusted for the impact of non-deductible goodwill amortization, and (vii) the elimination of sales between ACS and the acquired businesses during the period presented.

(I) Reflects an adjustment to the shares used in computing earnings per common share issued in connection with the purchase of Other Acquisitions as if the issuance had occurred at the beginning of the period.